UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2006

Cuisine Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32439	52-0948383
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

85 S. Bragg Street, Suite 600, Alexandria, Virginia		22312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-270-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 19, 2006, Cuisine Solutions, Inc. (the "Company") entered into an installment loan agreement (the "Equipment Loan") with the Credit Industriel de Normandie to borrow 600,000 euro for plant production equipment. The Equipment Loan is required to be repaid in 84 equal monthly installments beginning October 25, 2006. Until complete repayment of the Equipment Loan, the Company is required to pay the bank a variable rate of interest calculated according to the Accounts for Industrial Development (CODEVI) index rate plus 1%. As of April 9, 2006, the CODEVI index rate (CODEVI account) was 2.25%, and therefore the interest rate of the loan is currently at 3.25%. The description of the Equipment Loan is qualified in its entirety by reference to the Loan Contract, which is filed as Exhibit 10.61 to this report, and is incorporated herein by reference. A press release was issued on April 25, 2006 announcing the Equipment Loan and this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The proceeds of the Equipment Loan are being used to purchase equipment for a new production facility in France for a cost of 1,490,000 Euro, which the Company expects to acquire on or about May 15, 2006. The Company will file a Form 8-K upon closing of the acquisition of the new production facility and the corresponding loan agreement for the financing of the purchase of the facility. The Company currently expects that the loan for the financing of the new production facility will have a principal amount of 1,900,000 Euro and will accrue interest at a fixed rate of 3.62% per year over 15 years, with the first payment on May 2008.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
10.61 Loan Contract dated April 19, 2006 with Credit Industriel de Normandie.
99.1 Press release dated April 25, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuisine Solutions, Inc.

April 25, 2006	By:	Stanislas Vilgrain

Name: Stanislas Vilgrain
Title: CEO

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Exhibit Index

Exhibit No.	Description

10.61	Loan Contract date April 19, 2006 with Credit Industriel de Normandie
99.1	Press release dated April 25, 2006